EXECUTION VERSION

SUBSIDIARY GUARANTY AGREEMENT

THIS SUBSIDIARY GUARANTY AGREEMENT (this “Guaranty”) is executed as of September 7, 2011, by EACH OF THE SUBSIDIARIES OF ARC PROPERTIES OPERATING PARTNERSHIP, L.P., a Delaware limited partnership (“Borrower”), LISTED ON SCHEDULE 1 ATTACHED HERETO or who become a party hereto pursuant to Section 21 below (each a “Guarantor” and collectively, “Guarantors”), for the benefit of the Credit Parties (defined below).

RECITALS:

A.           Borrower may, from time to time, be indebted to the Credit Parties pursuant to that certain Credit Agreement dated of even date herewith (as amended, modified, supplemented, or restated from time to time, the “Credit Agreement”), among Borrower, American Realty Capital Properties, Inc., a Maryland corporation, a limited partner of Borrower, the Lenders now or hereafter party to the Credit Agreement (the “Lenders”), and RBS Citizens, N.A., as Administrative Agent for the benefit of the Lenders (“Administrative Agent”), as L/C Issuer (“LIC Issuer”) and as Swing Line Lender (“Swing Line Lender”) (Administrative Agent, L/C Issuer, Swing Line Lender and the Lenders, together with their respective successors and assigns, are each a “Credit Party,” and collectively the “Credit Parties”). Capitalized terms used herein shall, unless otherwise indicated, have the respective meanings set forth in the Credit Agreement.

B.           Each Guarantor is a Subsidiary of Borrower and will, directly or indirectly, benefit from the Credit Parties’ extension of credit to Borrower.

C.           This Guaranty is integral to the transactions contemplated by the Loan Documents, and the execution and delivery hereof is a condition precedent to the Credit Parties’ obligations to extend credit to Borrower under the Loan Documents.

NOW, THEREFORE, as an inducement to the Credit Parties to enter into the Credit Agreement and to make Loans and issue Letters of Credit to Borrower thereunder, and to extend such credit to Borrower as the Credit Parties may from time to time agree to extend, and for other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, Guarantors hereby jointly and severally guarantee payment of the Guaranteed Obligations (hereinafter defined) and hereby agree as follows:

Section 1.        NATURE OF GUARANTY. Each Guarantor hereby absolutely and unconditionally guarantees, jointly and severally, as a guarantee of payment and not merely as a guarantee of collection, prompt payment when due, whether at stated maturity, upon acceleration or otherwise, and at all times thereafter, of any and all existing and future Obligations including, without limitation, all indebtedness and liabilities of every kind, nature and character, direct or indirect, absolute or contingent, liquidated or unliquidated, voluntary or involuntary, of Borrower to the Credit Parties arising under the Credit Agreement and the other Loan Documents (including, without limitation, all renewals, extensions, modifications, amendments, and restatements thereof and all costs, attorneys’ fees and expenses incurred by any Credit Party in connection with the collection or enforcement thereof) including, without limitation, any and all environmental indemnifications contained in the Loan Documents (collectively, the “Guaranteed Obligations”). Administrative Agent’s books and records showing the amount of the Guaranteed Obligations shall be admissible in evidence in any action or proceeding, and shall be binding upon each Guarantor and conclusive for the purpose of establishing the amount of the Guaranteed Obligations. This Guaranty shall not be affected by the genuineness, validity, regularity, or enforceability of the Guaranteed Obligations or any instrument or agreement evidencing any Guaranteed Obligations, or by the existence, validity, enforceability, perfection, or extent of any collateral therefor, or by any fact or circumstance relating to the Guaranteed Obligations which might otherwise constitute a defense to the obligations of any Guarantor under this Guaranty.

Section 2.        NO SETOFF OR DEDUCTIONS; TAXES. Each Guarantor represents and warrants that it is formed and resident in the United States of America. All payments by any Guarantor hereunder shall be paid in full, without setoff or counterclaim or any deduction or withholding whatsoever, including, without limitation, for any and all present and future taxes. If any Guarantor must make a payment under this Guaranty, then such Guarantor represents and warrants that it will make the payment from its offices located in the United States of America to Administrative Agent, for the benefit of the Credit Parties, so that no withholding tax is imposed on such payment. Notwithstanding the foregoing, if any Guarantor makes a payment under this Guaranty to which withholding tax applies, or any taxes (other than Excluded Taxes) are at any time imposed on any payments under or in respect of this Guaranty including, but not limited to, payments made pursuant to this Section 2, then such Guarantor shall pay all such taxes to the relevant authority in accordance with applicable law such that each Credit Party receives the sum it would have received had no such deduction or withholding been made and shall also pay to Administrative Agent, for the benefit of the Credit Parties, on demand, all additional amounts which Administrative Agent specifies as necessary to preserve the after-tax yield the Credit Parties would have received if such taxes had not been imposed. Guarantors shall promptly provide Administrative Agent with an original receipt or certified copy issued by the relevant authority evidencing the payment of any such amount required to be deducted or withheld.

Section 3.         NO TERMINATION. This Guaranty is a continuing and irrevocable guaranty of all Guaranteed Obligations now or hereafter existing and shall remain in full force and effect until all Guaranteed Obligations and any other amounts payable under this Guaranty are indefeasibly paid and performed in full and any commitments of the Credit Parties or facilities provided by the Credit Parties with respect to the Guaranteed Obligations are terminated. All payments under this Guaranty shall be made at Administrative Agent’s Office in Dollars.

Section 4.        WAIVER OF NOTICES. Each Guarantor waives notice of the acceptance of this Guaranty and of the extension or continuation of the Guaranteed Obligations or any part thereof. Each Guarantor further waives presentment, protest, notice, dishonor or default, demand for payment, notice of intent to accelerate, notice of acceleration, and any other notices to which any Guarantor might otherwise be entitled.

Section 5.        NO SUBROGRATION. No Guarantor shall exercise any right of subrogation, contribution, or similar rights with respect to any payments it makes under this Guaranty until all of the Guaranteed Obligations and any amounts payable under this Guaranty are indefeasibly paid and performed in full and any commitments of the Credit Parties or facilities provided by the Credit Parties with respect to the Guaranteed Obligations are terminated. If any amounts are paid to any Guarantor in violation of the foregoing limitation, then such amounts shall be held in trust for the benefit of the Credit Parties and shall forthwith be paid to Administrative Agent, for the benefit of the Credit Parties, to reduce the amount of the Guaranteed Obligations, whether matured or unmatured.

Section 6.        WAIVER OF SURETYSHIP DEFENSES. Each Guarantor agrees that the Credit Parties may, at any time and from time to time, and without notice to Guarantors, make any agreement with Borrower or with any other person or entity liable on any of the Guaranteed Obligations or providing collateral as security for the Guaranteed Obligations, for the extension, renewal, payment, compromise, discharge, or release of the Guaranteed Obligations or any collateral (in whole or in part), or for any modification or amendment of the terms thereof or of any instrument or agreement evidencing the Guaranteed Obligations or the provision of collateral, all without in any way impairing, releasing, discharging, or otherwise affecting the obligations of any Guarantor under this Guaranty. Each Guarantor waives any defense arising by reason of any disability or other defense of Borrower or any other guarantor, or the cessation from any cause whatsoever of the liability of Borrower, or any claim that any Guarantor’s obligations exceed or are more burdensome than those of Borrower and waives the benefit of any statute of limitations affecting the liability of any Guarantor hereunder. Each Guarantor waives any right to enforce any remedy which such Guarantor now has or may hereafter have against Borrower and waives any benefit of and any right to participate in any security now or hereafter held by Administrative Agent for the benefit of the Credit Parties. Further, each Guarantor consents to the taking of, or failure to take, any action which might in any manner or to any extent vary the risks of such Guarantor under this Guaranty or which, but for this provision, might operate as a discharge of such Guarantor.

Section 7.        EXHAUSTION OF OTHER REMEDIES NOT REQUIRED. The obligations of each Guarantor hereunder are those of primary obligor, and not merely as surety, and are independent of the Guaranteed Obligations. Each Guarantor waives diligence by any of the Credit Parties and action on delinquency in respect of the Guaranteed Obligations or any part thereof, including, without limitation any provisions of law requiring any Credit Party to exhaust any right or remedy or to take any action against Borrower, any other guarantor, or any other person, entity, or property before enforcing this Guaranty against any Guarantor.

Section 8.        REINSTATEMENT. Notwithstanding anything in this Guaranty to the contrary, this Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any portion of the Guaranteed Obligations is revoked, terminated, rescinded, or reduced or must otherwise be restored or returned upon the insolvency, bankruptcy, or reorganization of Borrower or any other person or entity or otherwise, as if such payment had not been made and whether or not Administrative Agent is in possession of or has released this Guaranty and regardless of any prior revocation, rescission, termination or reduction.

Section 9.        SUBORDINATION. Each Guarantor hereby expressly subordinates the payment of all obligations and indebtedness of Borrower owing to such Guarantor, whether now existing or hereafter arising and whether those obligations are (a) direct, indirect, fixed, contingent, liquidated, unliquidated, joint, several, or joint and several, (b) due or to become due to such Guarantor, (c) held by or are to be held by such Guarantor, (d) created directly or acquired by assignment or otherwise, or (e) evidenced in writing (the “Subordinated Debt”) to the indefeasible payment in full of all Guaranteed Obligations. Each Guarantor agrees not to accept any payment of such Subordinated Debt from Borrower if a Default exists. If any Guarantor receives any payment of any Subordinated Debt in violation of the foregoing, then such Guarantor shall hold that payment in trust for the Credit Parties and promptly turn it over to Administrative Agent, for the benefit of the Credit Parties, in the form received (with any necessary endorsements), to be applied in accordance with the Credit Agreement, but without reducing or affecting in any manner the liability of any Guarantor under this Guaranty.

Section 10.      INFORMATION. Each Guarantor agrees to furnish promptly to Administrative Agent any and all financial or other information regarding such Guarantor or its property as Administrative Agent may reasonably request in writing.

Section 11.      STAY OF ACCELERATION. In the event that acceleration of the time for payment of any of the Guaranteed Obligations is stayed, upon the insolvency, bankruptcy, or reorganization of Borrower or any other person or entity, or otherwise, all such amounts shall nonetheless be payable by Guarantors immediately upon demand by Administrative Agent.

Section 12.       INDEMNIFICATION AND EXPENSES.

(a)          Each Guarantor agrees to indemnify each Credit Party from and against any and all claims, losses, and liabilities in any way relating to, growing out of, or resulting from this Guaranty and the transactions contemplated hereby (including, without limitation, enforcement of this Guaranty), except to the extent such claims, losses, or liabilities result from such Credit Party’s gross negligence or willful misconduct as finally determined by a court of competent jurisdiction.

(b)          Each Guarantor shall indemnify each Credit Party and each Related Party of any of the Credit Parties (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities, and related expenses (including, without limitation, the fees, charges, and disbursements of any counsel for any Indemnitee), and shall indemnify and hold harmless each Indemnitee from all fees and time charges and disbursements for attorneys who may be employees of any Indemriitee, incurred by any Indemnitee or asserted against any Indemnitee by any third party or any Loan Party arising out of, in connection with, or as a result of (i) the execution or delivery or enforcement of this Guaranty or any agreement or instrument contemplated hereby, the performance by the parties hereto of their respective obligations hereunder, the consummation of the transactions contemplated hereby, or, in the case of Administrative Agent and its Related Parties only, the administration of this Guaranty; or (ii) any actual or prospective claim, litigation, investigation, or proceeding relating to any of the foregoing, whether based on contract, tort, or any other theory, whether brought by a third party or by any Loan Party, and regardless of whether any Indemnitee is a party thereto, provided that such indemnity shall not, as to any Indemnitee and its Related Parties, be available to the extent that such losses, claims, damages, liabilities, or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee or its Related Parties.

(c)          Each Guarantor shall pay to Administrative Agent upon demand the amount of any and all costs and expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, that Administrative Agent may incur in connection with the administration of this Guaranty, including, without limitation, any such costs and expenses incurred in the preservation, protection, or enforcement of any rights of any Credit Party in any case commenced by or against any Guarantor under the Bankruptcy Code (Title 11, United States Code) or any similar or successor statute. The obligations of Guarantors under the preceding sentence shall survive termination of this Guaranty.

Section 13.      AMENDMENTS. No amendment, modification, termination, or waiver of any provision of this Guaranty, and no consent to any departure by any Guarantor from the terms and conditions hereof, shall in any event be effective unless the same shall be in writing and signed by Administrative Agent and each Guarantor. Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.

Section 14.      NOTICES. Any notice or other communication herein required or permitted to be given shall be in writing and shall be in accordance with the provisions of Section 11.02 of the Credit Agreement. All notices or other communications hereunder shall be made to the applicable address, as follows: (i) if addressed to Administrative Agent, then to the address specified for Administrative Agent set forth on Schedule 11.02 of the Credit Agreement; and (ii) if addressed to any Guarantor, then to the address specified for Borrower set forth on Schedule 11.02 of the Credit Agreement. Any party to this Guaranty may change its address, telecopier or telephone number for notices and other communications in accordance with the terms and provisions set forth in Section 11.02(d) of the Credit Agreement.

Section 15.      NO WAIVER; ENFORCEABILITY. No failure by any Credit Party to exercise, and no delay in exercising, any right, remedy or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy or power hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law or in equity. The unenforceability or invalidity of any provision of this Guaranty shall not affect the enforceability or validity of any other provision herein.

Section 16.      ASSIGNMENT. This Guaranty shall: (a) bind each Guarantor and its successors and assigns, provided that no Guarantor may assign its rights or obligations under this Guaranty without the prior written consent of Administrative Agent (and any attempted assignment without such consent shall be void); and (b) inure to the benefit of each of the Credit Parties and their respective successors and assigns and the Credit Parties may, without notice to any Guarantor and without affecting any Guarantor’s obligations hereunder, assign or sell participations in the Guaranteed Obligations and this Guaranty, in whole or in part. Each Guarantor agrees that the Credit Parties may disclose to any prospective purchaser and any purchaser of all or part of the Guaranteed Obligations any and all information in the Credit Parties’ possession concerning any Guarantor, this Guaranty, and any security for this Guaranty to the extent permitted under, and in compliance with, the terms of the Credit Agreement.

Section 17.      CONDITION OF BORROWER. Each Guarantor acknowledges and agrees that it has the sole responsibility for, and has adequate means of, obtaining from Borrower such information concerning the financial condition, business, and operations of Borrower as Guarantors require, and that no Credit Party shall have any duty, and Guarantors are not relying on any Credit Party at any time, to disclose to Guarantors any information relating to the business, operations, or financial condition of Borrower.

Section 18.     RIGHTS OF SETOFF. If and to the extent any payment is not made when due hereunder, then Administrative Agent and each other Credit Party (with the prior consent of Administrative Agent) may setoff and charge from time to time any amount so due against any or all of Guarantors’ accounts or deposits with Administrative Agent or such other Credit Party.

Section 19.     OTHER GUARANTEES. Unless otherwise agreed by Administrative Agent, the applicable Credit Party and Guarantors in writing, this Guaranty is not intended to supersede or otherwise affect any other guaranty now or hereafter given by Guarantors for the benefit of the Credit Parties or any term or provision thereof.

Section 20.      REPRESENTATIONS AND WARRANTIES; LOAN DOCUMENTS. By execution hereof, each Guarantor covenants and agrees that certain representations, warranties, terms, covenants, and conditions set forth in the Loan Documents are applicable by their terms to such Guarantor and shall be imposed upon such Guarantor, and each Guarantor reaffirms that each such representation and warranty is true and correct and covenants and agrees to promptly and properly perform, observe, and comply with each such term, covenant, or condition. Moreover, each Guarantor acknowledges and agrees that this Guaranty is subject to the setoff provisions as noted in Section 18 above in favor of the Credit Parties. In the event the Credit Agreement or any other Loan Document shall cease to remain in effect for any reason whatsoever during any period when any part of the Guaranteed Obligations remains unpaid, such terms, covenants, and agreements of the Credit Agreement or such other Loan Document incorporated herein by this reference and which are, by their terms, made applicable to any Guarantors shall nevertheless continue in full force and effect as obligations of each Guarantor under this Guaranty.

Section 21.       ADDITIONAL GUARANTORS. The initial Guarantors hereunder shall be each of the Subsidiary Guarantors of Borrower that are signatories hereto and that are listed on Schedule 1 attached hereto. From time to time subsequent to the time hereof, additional Subsidiary Guarantors of Borrower may become parties hereto as additional Guarantors (each an “Additional Guarantor”) by executing a counterpart of this Guaranty in the form of Exhibit A attached hereto. Upon delivery of any such counterpart to Administrative Agent, notice of which is hereby waived by Guarantors, each such Additional Guarantor shall be a Guarantor and shall be a party hereto as if such Additional Guarantor were an original signatory hereof. Each Guarantor expressly agrees that its obligations arising hereunder shall not be affected or diminished by the addition or release of any other Guarantor hereunder, or by any election by Administrative Agent not to cause any Subsidiary Guarantor of Borrower to become an Additional Guarantor hereunder. This Guaranty shall be fully effective as to any Guarantor that is or becomes a party hereto regardless of whether any such person becomes or fails to become or ceases to be a Guarantor hereunder.

Section 22.      RELEASE OF GUARANTORS. Subject to Section 10.10 of the Credit Agreement, a Guarantor may be released from its obligations under this Guaranty by Administrative Agent’s execution of a Release of Guaranty in the form of Exhibit B attached hereto. Each Guarantor expressly agrees that its obligations arising hereunder shall not be affected or diminished by the release of any other Guarantor hereunder.

Section 23.      GOVERNING LAW; JURISDICTION; ETC.

(a)         GOVERNING LAW. THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(b)         SUBMISSION TO JURISDICTION. EACH GUARANTOR IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS GUARANTY OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT ANY CREDIT PARTY MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT AGAINST ANY GUARANTOR OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

(c)         WAIVER OF VENUE.  EACH GUARANTOR IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN SECTION 23(b). EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

(d)         SERVICE OF PROCESS. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 11.02 OF THE CREDIT AGREEMENT. NOTHING IN THIS GUARANTY WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

(e)          WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER; AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS GUARANTY AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 23.

Section 24.      COUNTERPARTS. This Guaranty may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.

Section 25.      ACKNOWLEDGMENT OF BENEFITS; CONTRIBUTION; EFFECT OF AVOIDANCE PROVISIONS.

(a)    Each Guarantor acknowledges that it has received, or will receive, significant financial and other benefits, either directly or indirectly, from the proceeds of the Loans made by the Lenders to the Borrower pursuant to the Credit Agreement; that the benefits received by such Guarantor are reasonably equivalent consideration for such Guarantor’s execution of this Guaranty; and that such benefits include, without limitation, the access to capital afforded to the Borrower pursuant to the Credit Agreement from which the activities of such Guarantor will be supported, the refinancing of certain existing indebtedness of Borrower and such Guarantor secured by such Guarantor’s Borrowing Base Properties from the proceeds of the Loans, and the ability to refinance that indebtedness at a lower interest rate and otherwise on more favorable terms than would be available to it if the Borrowing Base Properties owned by such Guarantor’s were being financed on a stand-alone basis and not as part of a pool of assets comprising the security for the Obligations. Each Guarantor is executing this Agreement and the other Loan Documents in consideration of those benefits received by it.

(b)    Each Guarantor hereby agrees as among themselves that, in connection with payments made hereunder, each Guarantor shall have a right of contribution from each other Guarantor in accordance with applicable Law. Such contribution rights shall be subordinate and subject in right of payment to the Guaranteed Obligations until such time as the Guaranteed Obligations have been indefeasibly and irrevocably paid in full, and none of the Guarantors shall exercise any such contribution rights until the Guaranteed Obligations have been indefeasibly and irrevocably paid in full.

(c)    It is the intent of each Guarantor, the Administrative Agent and the Lenders that in any proceeding under any Debtor Relief Laws, such Guarantor’s maximum obligation hereunder shall equal, but not exceed, the maximum amount which would not otherwise cause the obligations of such Guarantor hereunder (or any other obligations of such Guarantor to the Administrative Agent and the other Lenders under the Loan Documents) to be avoidable or unenforceable against such Guarantor in such proceeding as a result of applicable Laws, including, without limitation, (i) Section 548 of the Bankruptcy Code of the United States and (ii) any state fraudulent transfer or fraudulent conveyance act or statute applied in such proceeding, whether by virtue of Section 544 of the Bankruptcy Code of the United States or otherwise. The Laws under which the possible avoidance or unenforceability of the obligations of such Guarantor hereunder (or any other obligations of such Guarantor to the Administrative Agent and the other Lenders under the Loan Documents) shall be determined in any such proceeding are referred to herein as “Avoidance Provisions”. Accordingly, to the extent that the obligations of a Guarantor hereunder would otherwise be subject to avoidance under the Avoidance Provisions, the maximum Guaranteed Obligations for which such Guarantor shall be liable hereunder shall be reduced to the greater of (A) the amount which, as of the time any of the Guaranteed Obligations are deemed to have been incurred by such Guarantor under the Avoidance Provisions, would not cause the obligations of such Guarantor hereunder (or any other obligations of such Guarantor to the Administrative Agent and the other Lenders under the Loan Documents), to be subject to avoidance under the Avoidance Provisions or (B) the amount which, as of the time demand is made hereunder upon such Guarantor for payment on account of the Guaranteed Obligations, would not cause the obligations of such Guarantor hereunder (or any other obligations of such Guarantor to the Administrative Agent and the Lender under the Loan Documents), to be subject to avoidance under the Avoidance Provisions. The provisions under this Section are intended solely to preserve the rights of the Administrative Agent and the Lender hereunder to the maximum extent that would not cause the obligations of any Guarantor hereunder to be subject to avoidance under the Avoidance Provisions, and no Guarantor or any other Person shall have any right or claim under this Section as against the Administrative Agent and the Lenders that would not otherwise be available to such Person under the Avoidance Provisions.

Section 26.      FINAL AGREEMENT.     THIS GUARANTY AND THE OTHER LOAN DOCUMENTS CONSTITUTE THE ENTIRE CONTRACT AMONG THE PARTIES RELATING TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY AND ALL PREVIOUS AGREEMENTS AND UNDERSTANDINGS, ORAL OR WRITTEN, RELATING TO THE SUBJECT MATTER HEREOF. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[Remainder of Page Intentionally Left Blank;
Signature Pages Follow]

IN WITNESS WHEREOF, each Guarantor and Administrative Agent have caused this Guaranty to be duly executed and delivered as of the date first written above.

SUBSIDIARY GUARANTORS:

CRE JV Mixed Five CT Branch Holdings LLC
CRE JV Mixed Five DE Branch Holdings LLC
CRE JV Mixed Five IL 2 Branch Holdings LLC
CRE JV Mixed Five IL 3 Branch Holdings LLC
CRE JV Mixed Five IL 4 Branch Holdings LLC
CRE JV Mixed Five IL 5 Branch Holdings LLC
CRE JV Mixed Five MI 1 Branch Holdings LLC
CRE JV Mixed Five MI 2 Branch Holdings LLC
CRE JV Mixed Five MI 3 Branch Holdings LLC
CRE JV Mixed Five MI 4 Branch Holdings LLC
CRE JV Mixed Five MI 5 Branch Holdings LLC
CRE JV Mixed Five MI 6 Branch Holdings LLC
CRE JV Mixed Five MI 7 Branch Holdings LLC
CRE JV Mixed Five NH Branch Holdings LLC
CRE JV Mixed Five NY 1 Branch Holdings LLC
CRE JV Mixed Five NY 2 Branch Holdings LLC
CRE JV Mixed Five NY 3 Branch Holdings LLC
CRE JV Mixed Five NY 4 Branch Holdings LLC
CRE JV Mixed Five NY 5 Branch Holdings LLC
CRE JV Mixed Five OH 1 Branch Holdings LLC
CRE JV Mixed Five OH 2 Branch Holdings LLC
CRE JV Mixed Five OH 3 Branch Holdings LLC
CRE JV Mixed Five OH 4 Branch Holdings LLC
CRE JV Mixed Five OH S Branch Holdings LLC
CRE JV Mixed Five OH 6 Branch Holdings LLC
CRE JV Mixed Five OH 7 Branch Holdings LLC
CRE JV Mixed Five PA Branch Holdings LLC
CRE JV Mixed Five VT Branch Holdings LLC,
each a Delaware limited liability company

By:	/s/ William M. Kahane
Name: William M. Kahane
Title: President

Signature Page to
Subsidiary Guaranty Agreement

ARC Income Properties, LLC
American Realty Capital Partners, LLC
ARC Income Properties III, LLC,
each a Delaware limited liability company

By:	/s/ William M. Kahane
Name: William M. Kahane
Title: President

ARCP TRS Corp, a Delaware corporation

By:	/s/ William M. Kahane
Name: William M. Kahane
Title: President

Signature Page to
Subsidiary Guaranty Agreement

ADMINISTRATIVE AGENT:

RBS CITIZENS, N.A.

By:	/s/ Michelle L. Lyles
Name: Michelle L. Lyles
Title: Assistant Vice President

Signature Page to
Subsidiary Guaranty Agreement

SCHEDULE 1
INITIAL GUARANTORS

1.   ARC Income Properties, LLC
2.   CRE JV Mixed Five CT Branch Holdings LLC
3.   CRE JV Mixed Five DE Branch Holdings LLC
4.   CRE JV Mixed Five IL 4 Branch Holdings LLC
5.   CRE JV Mixed Five IL 2 Branch Holdings LLC
6.   CRE JV Mixed Five IL 3 Branch Holdings LLC
7.   CRE JV Mixed Five IL 5 Branch Holdings LLC
8.   CRE JV Mixed Five MI 7 Branch Holdings LLC
9.   CRE JV Mixed Five MI 2 Branch Holdings LLC
10. CRE JV Mixed Five MI 3 Branch Holdings LLC
11. CRE JV Mixed Five MI 4 Branch Holdings LLC
12. CRE JV Mixed Five MI 1 Branch Holdings LLC
13. CRE JV Mixed Five MI 6 Branch Holdings LLC
14. CRE JV Mixed Five MI 5 Branch Holdings LLC
15. CRE JV Mixed Five NH Branch Holdings LLC
16. CRE JV Mixed Five NY 1 Branch Holdings LLC
17. CRE JV Mixed Five NY 3 Branch Holdings LLC
18. CRE JV Mixed Five NY 4 Branch Holdings LLC
19. CRE JV Mixed Five NY 2 Branch Holdings LLC
20. CRE JV Mixed Five NY 5 Branch Holdings LLC
21. CRE JV Mixed Five OH 1 Branch Holdings LLC
22. CRE JV Mixed Five OH 2 Branch Holdings LLC
23. CRE JV Mixed Five OH 3 Branch Holdings LLC
24. CRE JV Mixed Five OH 4 Branch Holdings LLC
25. CRE JV Mixed Five OH 5 Branch Holdings LLC
26. CRE JV Mixed Five OH 6 Branch Holdings LLC
27. CRE JV Mixed Five OH 7 Branch Holdings LLC
28. CRE JV Mixed Five PA Branch Holdings LLC
29. CRE JV Mixed Five VT Branch Holdings LLC
30. ARC TRS Corp.
31. American Realty Capital Partners, LLC
32. ARC Income Properties III, LLC

Schedule 1

EXHIBIT A

COUNTERPART TO SUBSIDIARY GUARANTY AGREEMENT

In witness whereof, the undersigned Additional Guarantor has caused this Subsidiary Guaranty Agreement to be executed and delivered by its officer thereunto duly authorized as of ___________, 20____.

[NAME OF ADDITIONAL GUARANTOR]

By:
Name:
Title:

Exhibit A

EXHIBIT B

FORM OF RELEASE OF GUARANTOR

In witness whereof, the undersigned Administrative Agent, on behalf of the Credit Parties, hereby releases and discharges ______________ from any and all obligations and liabilities of ______________________ to the Credit Parties under that certain Subsidiary Guaranty Agreement dated as of June ____, 2011 executed by the Subsidiary Guarantors of American Realty Capital Operating Partnership, LP, a Delaware limited partnership, described therein in favor of Administrative Agent for the benefit of the Credit Parties.

RBS Citizens, N.A., as Administrative Agent

By:
Name:
Title:

Exhibit B